UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):      April 28th, 2003

Banyan Corporation
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 500, 1925 Century Park East, Los Angeles, California 90067-2700
(address of principal executive offices)                 (Zip Code)

Registrant's telephone number, with area code:       (800) 808-0899

ITEM 1.      Changes in Control of Registrant

Not Applicable

ITEM 2.      Acquisition or Disposition of Assets

Not Applicable

ITEM 3.      Bankruptcy or Receivership

Not Applicable

ITEM 4.      Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5.      Other Events and Regulation FD Disclosure

On April 28th, 2003 the Registrant publicly disseminated a press release announcing that its subsidiary, Chiropractic USA, Inc. has entered into a Franchise Agreement as well as an Area Development Agreement for Northern California with Dr. Robert Graykowski of Sacramaneto, California. The Franchise Agreements call for the conversion of 2 of Dr. Graykowski’s clinics to convert to Chiropractic USA franchised clinics effective June 1st, 2003. The Area Development Agreement calls for the development of up to 100 Chiropractic USA franchised clinics in Northern California over the course of the term. Chiropractic USA is currently negotiating similar Area Development Agreements in various other areas of the United States.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

TEM 6.      Resignations of Registrant's Directors

Not applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired Not Applicable

(b)	Pro forma financial information Not Applicable

(c)	Exhibits

The following Exhibits are filed as a part of this disclosure statement: 99.1 The Registrant’s Press Release dated April 28th, 2003.

ITEM 8.      CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.      REGULATION FD DISCLOSURE.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date:	April 28th, 2003	/s/ Michael J. Gelmon
Michael J. Gelmon
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit		Sequential
Number	Description	Page Number

99.1	The Registrant’s Press Release dated April 8th, 2003

Exhibit 99.1

See attached.

FOR IMMEDIATE RELEASE
Please Contact:	Banyan Corporation Investor Relations (800) 808-0899, Michael Gelmon e-mail: mgelmon@telusplanet.net www.Banyancorp.com www.ChiropracticUSA.net
PRESS RELEASE

BANYAN ANNOUNCES SUBSIDIARY
CHIROPRACTIC USA, INC. ENTERS
FRANCHISE AGREEMENTS AND AREA
DEVELOPMENT AGREEMENT WITH DR.
ROBERT GRAYKOWSKI FOR NORTHERN
CALIFORNIA

Los Angeles, California April 28th, 2003 - Banyan Corporation (OTC BB: “BANY”) is pleased to announce that its subsidiary, Chiropractic USA, Inc. (“Chiropractic USA”), has entered Franchise Agreements with Dr. Robert Graykowski of Sacramento, California to convert his 2 Chiropractic Clinics into Chiropractic USA franchised locations. In addition, Chiropractic USA and Dr. Graykowski have entered an Area Development Agreement for the development of Chiropractic USA franchised Clinics in Northern California.

Banyan Corporation created Chiropractic USA, Inc. (“Chiropractic USA”) in 2001 to establish a national franchise brand in Chiropractic. Banyan’s President, Cory Gelmon, and CEO, Michael Gelmon, are franchise lawyers who created Domino’s Pizza of Canada Ltd. and built the Domino’s system in Canada to 200 stores before selling out. In early 2003, Dr. CJ Mertz, of Team WLP, and Dr. Dennis Nikitow of Certainty Products, the two leading Chiropractic Coaches in the world, joined and greatly enhanced the Chiropractic USA Management Team. Chiropractic USA is utilizing its collective knowledge, expertise and extensive networks within Chiropractic and franchising to create the first national brand in Chiropractic – Chiropractic USA. Chiropractic USA embarked on its plan in July 2002 by acquiring a chain of Chiropractic Clinics in Louisiana to serve as the Chiropractic USA flagship, and is now rolling out its franchise program by entering Franchise Agreements and Area Development agreements with Dr. Bruce Wong in Hawaii, and now with Dr. Graykowski in Northern California.

The Franchise Agreements convert Dr. Graykowski’s clinics, Carmichael Creek Chiropractic in Carmichael, California and Community Chiropractic Center in Orangevale, California into Chiropractic USA franchises, effective June 1st, 2003. Dr. Graykowski has also entered an extensive Area Development Agreement with Chiropractic USA that will see him develop up to 100 Chiropractic USA Clinics in Northern California over the term of the agreement.

Banyan CEO, Michael Gelmon stated: “We are delighted to have Dr. Graykowski as an Area Developer for Northern California. I personally believe that Dr. Graykowski will significantly surpass the growth clauses contained in his Area Development Agreement as he is a leader in the Chiropractic Community and has, in his area of Northern California, Palmer West Chiropractic College, which should be a significant source of up and coming franchisees.

Dr. Graykowski stated: “The mission of Chiropractic USA and the highest standards they have set for quality services, patient care, and mastery of success principles, will magnify the passion for chiropractic care in our country. Having multiple high volume subluxation based, cash practices in the Sacramento area, I strongly believe in the partnering with Chiropractic USA as an Area Developer for the Northern California region. My mission has been to make a monumental difference in the health of our communities through chiropractic awareness and wellness. This partnering with “Chiropractic USA” allow this purpose to make a even bigger impact on the profession for future generations of doctors and their patients to create successful chiropractic wellness centers. New doctors will have a formula of success, and existing chiropractic offices can reach new levels that were not previously possible. Together we have a shared vision of high standards for professional excellence and lifetime chiropractic wellness.”

Dr. CJ Mertz, a Director of Chiropractic USA, and head of Team WLP Coaching commented: “I am proud to announce my dear friend and long standing client Dr. Bob Graykowski has become Chiropractic USA’s next mega franchisee. Dr. Graykowski will be an enormously positive force for franchise growth across the country.”

Dr. Graykowski’s Area Development Agreement for Northern California coupled with Dr. Wongs Area Development Agreement for the State of Hawaii will create franchised locations producing Royalty Sales for Chiropractic USA of upwards of $50 million per annum when the growth targets are met. Chiropractic USA is currently in negotiations with various other potential Area Developers and franchisees who will enter into similar development agreements and franchise agreements for other areas of the country.

For more information about Chiropractic USA, please visit the Chiropractic USA web site at www.ChiropracticUSA.net.

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company’s subsidiary, Chiropractic USA, Inc., is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as franchising Chiropractic clinics under its marks and uniform operating systems and practices. The company’s other subsidiary, Banyan Financial Services, Inc. is providing practice finance solutions to the Chiropractic, Medical, Dental and Healthcare communities.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan’s filings with the Securities and Exchange Commission.

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